                                                                    EXHIBIT 99.2

                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

In re:                                   )    Chapter 11
                                         )
PEREGRINE SYSTEMS, INC., et al., (1)     )    Case No. 02-12740 (JKF)
                                         )    (Jointly Administered)
                            Debtors.     )

               MONTHLY OPERATING REPORT FOR PEREGRINE REMEDY, INC.
                      FOR THE MONTH ENDED JANUARY 31, 2003

PACHULSKI, STANG, ZIEHL, YOUNG & JONES P.C.
Laura Davis Jones (Bar No. 2436)
Richard M. Pachulski (CA Bar No. 90073)
Jeremy V. Richards (CA Bar No. 102300)
Scotta E. McFarland (Bar No. 4184)
919 North Market Street, 16th Floor
P.O. Box 8705
Wilmington, Delaware 19899-8705 (Courier 19801)
Telephone: (302) 652-4100
Facsimile: (302) 652-4400

Counsel for the Debtors and
Debtors in Possession

March 28, 2003

---------------------------
(1) The Debtors are Peregrine Systems, Inc. and its direct wholly-owned subsidiary, Peregrine Remedy, Inc.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE
                       OFFICE OF THE US TRUSTEE - REGION 3

IN RE: PEREGRINE REMEDY, INC.                         CASE NO. 02-12741
                                           REPORTING PERIOD:  01/01/03-01/31/03

                            MONTHLY OPERATING REPORT
  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER
                                  END OF MONTH

Submit copy of report to any official committee appointed in the case

--------------------------------------------------------------------------------------------------------------------------------
                                                                                       DOCUMENT                  EXPLANATION
           REQUIRED DOCUMENTS                                         FORM NO.         ATTACHED                    ATTACHED
--------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                            MOR-1                  X
--------------------------------------------------------------------------------------------------------------------------------
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)                          See Attestation
                                                                                                              Letter
--------------------------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                                                   See Attestation
                                                                                                              Letter
--------------------------------------------------------------------------------------------------------------------------------
  Cash disbursements journals                                                                 X
--------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                MOR-2                  X
--------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                          MOR-3                  X
--------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                           MOR-4                                  See Attestation
                                                                                                              Letter
--------------------------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                                                  None
--------------------------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                                         None
--------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                   MOR-4                  X
--------------------------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                                            Available upon
                                                                                                              request
--------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                           MOR-5                  X
--------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                   MOR-5                  X
--------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification.

_____________________________________          _________________________________
Signature of Debtor                            Date

_____________________________________          _________________________________
Signature of Joint Debtor                      Date

/S/ Ken Sexton                                 3/24/03
-------------------------------------          ---------------------------------
Signature of Authorized Individual             Date

Ken Sexton                                     Chief Financial Officer
-------------------------------------          ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Date of Monthly Operating Report: January 31, 2003

PEREGRINE REMEDY, INC.  Case No. 02-12741-JKF

ATTESTATION:

1) Bank reconciliations for all of the accounts listed below have been performed for the month ended January 31, 2003.

                                                                  BANK ACCOUNT
ACCOUNT DESCRIPTION                    BANK NAME                     NUMBER              BALANCE PER BOOKS
-------------------                    ---------                     ------              -----------------
Operating                           Bank of America               123-372-6571              $         0
Lockbox                             Bank of America                 8188904233                        0
T&E Disbursement                    Bank of America               123-352-6572                        0
Payroll                             Bank of America               123-332-6573                        0
Benefits                            Bank of America               123-382-8003                   83,878
Operating                           Bank of America               123-310-4133                  428,424
Disbursement                        Bank of America               123-310-3964                  (80,889)
Money Market                        Bank of America                     881477                        0
                                    Wells Fargo Bank                 100006421                        0
                                                                                         --------------
Total                                                                                       $   431,413
                                                                                         ==============

2) All post-petition tax liabilities due and owing as of January 31,2003 have been paid on a current basis.

I declare, under penalty of perjury, that the foregoing is true and correct to the best of my knowledge and belief. And may be subject to revision upon further verification. I have full authority to make the above representations on behalf of the Debtor.

Date: March 24, 2003

/s/ Ken Sexton
--------------------------
Ken Sexton
Chief Financial Officer
Peregrine Remedy, Inc.

IN RE:  PEREGRINE REMEDY, INC.              CASE NO. 02-12741
                                            REPORTING PERIOD 01/01/03 - 01/31/03

            SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (FORM MOR-1)

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" columns must equal the sum of the bank account columns. The amount reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

-----------------------------------------------------------------------------------------------------------------------------
                                      BOFA             BOFA           BOFA          BOFA            BOFA            BOFA
                                  OPERATING A/C     CHICAGO LBX    T&E DISB.   PAYROLL (INACT)  BENEFITS A/C    OPERATING A/C
                                   1233726571       81888904233    1233526572    1233326573      1233828003      1233104133
-----------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                   7,268               -            -               -          84,054       7,702,679

CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS (1)
OTHER (2)                             1,784,661         551,135
TRANSFER FROM DEBTOR AFFILIATE                                                                                       649,275
TRANSFERS FROM DIP                          233               -                                                    2,343,156
INTEREST
TOTAL RECEIPTS                        1,784,894         551,135            -               -               -       2,992,431

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES,USE,& OTHER TAXES                                                                                             (664,814)
INVENTORY PURCHASES
SECURED/RENT/LEASES
INSURANCE
ADMINISTRATIVE                             (140)                                                        (176)         (1,641)
SELLING
OTHER (attach list)
PRE-PETITION EXPENSES *
PAYDOWN OF FOOTHILL REVOLVER (3)
TRANSFERS
    Transfer to DIP                  (1,792,022)       (551,135)                                                        (233)
    Transfer to Debtor Affiliate                                                                                  (9,600,000)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS                  (1,792,162)       (551,135)           -               -            (176)    (10,266,687)

NET CASH FLOW                            (7,268)              -            -               -            (176)     (7,274,256)

CASH END OF MONTH                             -               -            -               -          83,878         428,424
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                        BOFA         BOFA                      CURRENT        CUMULATIVE
                                    ZBA DISB A/C   INV. A/C        WFB          MONTH             TO
                                     1233103964     881477      100006421       ACTUAL           DATE
---------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                 (80,889)          -             -      7,713,112        2,043,643

CASH SALES                                                                             -
ACCOUNTS RECEIVABLE                                                                    -       25,613,844
LOANS AND ADVANCES                                                                     -                -
SALE OF ASSETS (1)                                                                     -      274,853,524
OTHER (2)                                                                      2,335,796       11,295,910
TRANSFER FROM DEBTOR AFFILIATE                                                   649,275        1,049,275
TRANSFERS FROM DIP                                                             2,343,389       40,483,017
INTEREST                                                                               -                -
TOTAL RECEIPTS                                                          -      5,328,460      353,295,570

DISBURSEMENTS
NET PAYROLL                                                                            -       (8,664,027)
PAYROLL TAXES                                                                          -       (4,433,420)
SALES,USE,& OTHER TAXES                                                         (664,814)      (1,357,625)
INVENTORY PURCHASES                                                                    -          (87,102)
SECURED/RENT/LEASES                                                                    -       (1,530,091)
INSURANCE                                                                              -                -
ADMINISTRATIVE                                                                    (1,956)        (684,251)
SELLING                                                                                -         (322,682)
OTHER (attach list)                                                                    -         (353,117)
PRE-PETITION EXPENSES *                                                                -                -
PAYDOWN OF FOOTHILL REVOLVER (3)                                                               (1,202,915)
TRANSFERS                                                                              -                -
    Transfer to DIP                                                           (2,343,389)     (40,483,017)
    Transfer to Debtor Affiliate                                              (9,600,000)    (308,113,791)
PROFESSIONAL FEES                                                                      -                -
U.S. TRUSTEE QUARTERLY FEES                                                            -                -
COURT COSTS                                                                            -                -
TOTAL DISBURSEMENTS                           -           -             -    (12,610,159)    (367,232,037)

NET CASH FLOW                                 -           -             -     (7,281,699)     (13,936,468)

CASH END OF MONTH                       (80,889)          -             -        431,413
----------------------------------------------------------------------------------------------------------

*PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST
 DAY ORDER

                     THE FOLLOWING SECTION MUST BE COMPLETED

-------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                               12,610,159      367,232,037
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS (including Debtor Affiliates)   (11,943,389)     324,710,030
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                         -                -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                 $    666,770    $ 691,942,068
-------------------------------------------------------------------------------------------------------------

NOTES:

(1) AMOUNTS REPRESENT PROCEEDS FROM SALE OF ASSETS OF DEBTOR. THE ENTIRE AMOUNT OF THESE PROCEEDS WAS TRANSFERRED TO DEBTOR'S PARENT, AND APPROXIMATELY $54 MILLION OF THE PROCEEDS WERE USED TO PAY DOWN THE PARENT'S DEBTOR FINANCING.

(2) AMOUNT REPRESENTS A/R COLLECTIONS SUBSEQUENT TO EFFECTIVE DATE OF ASSET SALE. THESE AMOUNTS WERE INADVERTENTLY REMITTED TO DEBTOR'S LOCKBOXES. REPAYMENTS TO THE ASSET PURCHASER ARE BEING MADE BY THE PARENT, PEREGRINE INC., STARTING IN DECEMBER 2002.

(3) AMOUNTS REPRESENT SWEEP OF CASH BALANCES BY FOOTHILL, THE FORMER HOLDER OF REVOLVING DEBT FOR DEBTOR AND DEBTOR AFFILIATE, PEREGRINE SYSTEMS, INC. THE BALANCES SWEPT WERE USED TO PAY DOWN THE REVOLVING DEBT AND OFFSET ADVANCES REFLECTED ON MOR-1 FOR PEREGRINE SYSTEMS.

                                                              MOR-1 January 2003

                              PEREGRINE REMEDY INC.
                             CASE NO. 02-12741 (JKF)
                            SUMMARY OF DISBURSEMENTS
                              01/01/2003-01/31/2003

Wire Transfers                                  $11,943,388.90

ACH Debits                                          666,769.99

                                                --------------
    TOTAL OF ALL DISBURSEMENTS                  $12,610,158.89
                                                ==============

                               MOR-1 January 2003

                             PEREGRINE REMEDY, INC.
                             CASE NO. 02-12741 (JKF)
                                 WIRE TRANSFERS
                              01/01/2003-01/31/2003

     Account #                                        Description
------------------                 ------------------------------------------------------        ---------------
B of A #1233726571                 Transfers to Operating Acct #1233104133                       $  1,792,021.87
B of A #8188904233                 Transfers to Operating Acct #1233104133                            551,134.51

B of A #1233104133                 Transfers to Operating Acct #1233726571                                232.52
                                                                                                 ---------------
                                          Total Transfers from B of A 12331041333                         232.52

                                                                                                 ---------------
                                   Total Transfers to Debtor Accounts                               2,343,388.90

                                   Transfers to Debtor Affiliate (Peregrine Systems, Inc.)          9,600,000.00
                                                                                                 ---------------

                                   TOTAL OF ALL WIRES                                            $ 11,943,388.90
                                                                                                 ===============

                               MOR-1 January 2003

                             PEREGRINE REMEDY, INC.
                             CASE NO. 02-12741 (JKF)
                                   ACH DEBITS
                              01/01/2003-01/31/2003

           Date                       Payee                        Description
           ----                       -----                        -----------                   ---------------
ACCOUNT: BOFA 1233726571
1/2/2003                         BANK OF AMERICA                 MERCHANT FEES                   $        139.75

ACCOUNT: BOFA 1233828003
1/13/2003                        MET LIFE                        BENEFITS EXPENSES                        136.00
1/27/2003                        MET LIFE                        BENEFITS EXPENSES                         39.80
                                                                                                 ---------------
                                           TOTAL FOR A/C #1233828003                                      175.80

ACCOUNT: BOFA 1233104133
1/7/2003                         CIGNA                           INSURANCE                                235.00
1/7/2003                         CIGNA                           INSURANCE                                396.75
1/14/2003                        CIGNA                           INSURANCE                                652.65
1/28/2003                        CIGNA                           INSURANCE                                356.35
                                                                                                 ---------------
                                                                                                        1,640.75

1/21/2003                        STATE OF COLORADO               SALES & USE TAXES                     14,403.00
1/30/2003                        STATE OF CONNECTICUT            SALES & USE TAXES                      1,135.69
1/31/2003                        BOARD OF EQUALIZATION           SALES & USE TAXES                    649,275.00
                                                                                                 ---------------
                                                                                                      664,813.69

                                           TOTAL FOR A/C #1233104133                                  666,454.44

                                                                                                 ---------------
TOTAL ACH DEBITS                                                                                 $    666,769.99
                                                                                                 ===============

                               MOR-1 January 2003

                             PEREGRINE REMEDY, INC.
                              CASE NO. 02-12741-JKF
                             STATEMENT OF OPERATIONS
                      FOR THE PERIOD OF 1/1/03 - 1/31/2003

                                                               FOR PERIOD        TOTAL POST-FILING
                                                            1/1/03 - 1/31/03     9/22/02 - 1/31/03
                                                            ----------------     -----------------
REVENUES:
    Licenses                                                             -            6,776,287
    Maintenance                                                          -           15,552,889
    Services                                                             -            1,385,077
                                                              ------------         ------------
            TOTAL REVENUE:                                               -           23,714,253

COSTS AND EXPENSES:
   Cost of licenses and hardware                                         -                  377
   Cost of Maintenance                                                   -            1,618,158
   Cost of Services                                                      -            1,896,657
   Sales                                                                 -            3,080,340
   Marketing                                                             -              712,209
   Product Marketing                                                     -              534,061
   Development                                                           -            3,046,332
   General & administrative                                              -            5,294,281
                                                              ------------         ------------
           TOTAL COSTS AND EXPENSES:                                     -           16,182,414

                                                              ------------         ------------
           OPERATING INCOME (LOSS)                                       -            7,531,839
                                                              ============         ============

   Interest income (expenses)                                            -                4,521
   Intercompany Royalties                                                -             (112,568)
   Other income (expenses)                                               -              (11,564)
   Other income (expenses)                                                                    -

                                                              ------------         ------------
   Income (loss) before Reorganization Items                             -            7,412,228
                                                              ============         ============

REORGANIZATION ITEMS:
   Professional Fees                                                                          -
   U.S. Trustee Quarterly Fees                                                           17,500
   (Gain) Loss from Sale of Assets                                                 (236,918,957)(1)
   Other Reorganization Expenses
                                                              ------------         ------------
           Total Reorganization Items                                    -         (236,901,457)
   Income tax benefit (expense)                                          -          (45,000,000)(2)
                                                              ------------         ------------
Net Income/(Loss)                                                        -          199,313,685
                                                              ============         ============

NOTES:

(1) Amount represents gain related to sale of assets of the Debtor on November 20, 2002.

(2) The sale of assets described in Note 1 above is a taxable transaction. This amount represents the estimated income tax liability resulting from the gain on sale.

                             PEREGRINE REMEDY, INC
                             CASE NO. 02-12741-JKF
                                 BALANCE SHEET
                             AS OF JANUARY 31, 2003

                                                                    1/31/03
                                                                 --------------
                         ASSETS                                       (1)
CURRENT ASSETS
      Cash and cash equivalents                                  $      431,413
      Accounts receivable, net of allowance                                   -
      Deferred taxes                                                          -
      Other current assets                                                    -
                                                                 --------------
              Total Current Assets                                      431,413

PROPERTY AND EQUIPMENT, NET                                                   -

OTHER ASSETS
      Intercompany receivables                                      526,419,991
      Other intangible assets, investments and other, net                     -
                                                                 --------------
              TOTAL ASSETS                                       $  526,851,404
                                                                 ==============

              LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
      Accounts payable                                           $            -
      Accrued payroll expenses                                                -
      Accrued expenses                                               45,000,000
      Deferred revenue                                                        -
      Intercompany payables                                                   -
                                                                 --------------
              Total Postpetition Liabilities                         45,000,000

LIABILITIES SUBJECT TO COMPROMISE (PREPETITION)
      Secured Debt:

      Priority Debt:
          Income Taxes Payable
      Unsecured Debt:
          Accounts payable                                                    -
          Intercompany payables                                               -
                                                                 --------------
              Total Pre-Petition Liabilities                                  -

STOCKHOLDERS' EQUITY
      Common stock                                                        2,000
      Additional paid-in capital                                    205,930,737
      Retained earnings pre-petition                                151,694,763
      Retained earnings postpetition                                199,313,685
      Adjustments to Stockholders equity:
          Deferred compensation                                     (74,924,368)
          Cumulative translation adjustment                            (165,412)
                                                                 --------------
              Total Stockholders' Equity                            481,851,404

                                                                 --------------
              TOTAL LIABILITIES & Equity                         $  526,851,404
                                                                 ==============

NOTE

(1) Balances are subject to restatement pending the publication of Q1, Q2 and Q3 FY2003 financial statements.

                                                                      FORM MOR-3

IN RE: PEREGRINE REMEDY, INC.              CASE NO. 02-12741
                   Debtor                  REPORTING PERIOD:  01/1/03 - 01/31/03

                          STATUS OF POSTPETITION TAXES

The status of postpetition taxes is addressed in the attached Attestation Letter. No Federal tax returns were filed during this period.

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Aged listing of accounts payable available upon request.

                                                                      NUMBER OF DAYS PAST DUE
                                                 Current      0-30   31-60   61-90    Over 90        Total
Accounts Payable                                          -                                                  -
Accrued payroll expenses                                  -                                                  -
Accrued expenses                              $  45,000,000                                     $   45,000,000
Rent/Leases-Building                                      -                                                  -
Rent/Leases-Equipment                                     -                                                  -
Secured Debt/Adequate Protection Payments                 -                                                  -
Professional Fees                                         -                                                  -
Amounts Due to Insiders*                                  -                                                  -
Deferred Revenue                                          -                                                  -
Intercompany payable                                      -                                                  -
Revolving Debt Loan                                       -                                                  -
                                              ----------------------------------------------------------------
TOTAL POSTPETITION DEBTS                      $  45,000,000    $0     $0      $0        $0      $   45,000,000
                                              ================================================================

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

At this point in time, there are no past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-4
                                                                      (9/99)

IN RE PEREGRINE REMEDY, INC.                          CASE NO. 02-12741-JKF
                  Debtor                              REPORTING PERIOD: 01/31/03

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                                                               AMOUNT
Total Accounts Receivable at the beginning of the reporting period                                                  -
+ Amounts billed during the period                                                                                  -
- Amounts collected during the period                                                                               -
Total Accounts Receivable at the end of the reporting period                                                        -

ACCOUNTS RECEIVABLE AGING                                                                                        AMOUNT
0 - 30 days old                                                                                                     -
31 - 60 days old                                                                                                    -
61 - 90 days old                                                                                                    -
91+ days old                                                                                                        -
Total Accounts Receivable                                                                                           -
Amount considered uncollectible (Bad Debt)                                                                          -
Accounts Receivable (Net)                                                                                           -

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                   YES        NO
1.  Have any assets been sold or transferred outside the normal course of business                        X
    this reporting period?  If yes, provide an explanation below.
2.  Have any funds been disbursed from any account other than a debtor in possession            X
    account this reporting period?  If yes, provide an explanation below.  (SEE NOTE 1)
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation         X
    below.
4.  Are workers compensation, general liability and other necessary insurance                   X
    coverages in effect?  If no, provide an explanation below.

NOTE:

(1) Disbursements from non-DIP accounts have been made pursuant to a Bankruptcy Court order.

                                                                      FORM MOR-5
                                                                      (9/99)

                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

In re:                                   )    Chapter 11
                                         )
PEREGRINE SYSTEMS, INC., et al., (1)     )    Cases No. 02-12740 (JKF)
                                         )    (Jointly Administered)
                            Debtors.     )

                              AFFIDAVIT OF SERVICE

STATE OF DELAWARE          )
                           ) ss:
COUNTY OF NEW CASTLE       )

         I, Louise L. Tuschak, being duly sworn according to law, deposes and says that she is employed by the law firm of Pachulski, Stang, Ziehl, Young, Jones & Weintraub P.C. and that on the 28th day of March 2003, she caused a copy of the following document(s) to be served upon the attached service list(s) in the manner indicated:

              MONTHLY OPERATING REPORT FOR PEREGRINE REMEDY, INC.
          FOR THE MONTH ENDED JANUARY 31, 2003

                                                   /s/ Louise L. Tuschak
                                                   ----------------------
                                                   Louise L. Tuschak

Sworn to and subscribed before
me this 28th day of March 2003

/s/ [ILLEGIBLE]
---------------------------
Notary Public
My Commission Expires: 02/11/04

---------------------------
(1) The Debtors are Peregrine Systems, Inc. and its direct wholly-owned subsidiary, Peregrine Remedy, Inc.

Peregrine Systems, Inc., et al.
Operating Report Service List
Case No. 02-12740
Document No.: 57321
Client No. 69964.001
9 - Hand Delivery
1 - Overnight Delivery

(COUNSEL FOR DEBTORS)
Laura Davis Jones, Esquire
Pachulski, Stang, Ziehl, Young & Jones P.C.
919 Market Street, 16th Floor
P.O. Box 8705
Wilmington, DE 19899-8705

HAND DELIVERY
(Parcels)
Vito I. DiMaio Parcels, Inc.
4 East Seventh Street
Wilmington, DE 19801

HAND DELIVERY
Frank Perch, Esquire
Office of the U.S. Trustee
844 N. King Street
Wilmington, DE 19801

HAND DELIVERY
(Counsel for Fleet Business Credit LLC)
Regina A. Iorii, Esquire
Ashby & Geddes
222 Delaware Avenue, 17th F1.
Wilmington, DE 19899

HAND DELIVERY
(Counsel to Foothill as Administrative Agent to the Prepetition Lenders)
Adam Landis, Esquire
Klett Rooney Lieber & Schorling
1000 West Street, Suite 1410
Wilmington, DE 19899

HAND DELIVERY
(Counsel for Silicon Valley Bank)
Scott D. Cousins, Esquire
William Chipman, Esquire
Greenberg Traurig LLP
The Brandywine Building
1000 West Street, Suite 1540
Wilmington, DE 19801

HAND DELIVERY
(Lender Parties Counsel for Wells Fargo)
HSBC Trade Bank
Noel C. Burnham, Esquire
Montgomery, McCracken, Walker & Rhoads, LLP
300 Delaware Avenue, Suite 750
Wilmington, DE 19801

HAND DELIVERY
(Counsel to State Street Bank and Trust Company)
Francis A. Monaco, Jr., Esquire
Walsh, Monzack and Monaco, P.A.
1201 N. Orange Street, Suite 400
Wilmington, DE 19899-2031

HAND DELIVERY
(Counsel to BMC Software Inc.)
Ian Connor Bifferato
Bifferato Bifferato & Gentilotti
1308 Delaware Avenue
P.O. Box 2165
Wilmington, DE 19899-2165

HAND DELIVERY
(Counsel to the Official Committee of Unsecured Creditors)
Robert S. Brady, Esquire
Young Conaway Stargatt & Taylor LLP
1000 West Street, 17th Floor
P. O. Box 391
Wilmington, DE 19899-0391

OVERNIGHT DELIVERY
(Debtor)
Kathy Vizas
Ken Sexton
Peregrine Systems, Inc.
3611 Valley Centre Drive, 5th Floor
San Diego, CA 92130

OVERNIGHT DELIVERY
(Counsel for BMC Software, Inc.)
William Wallander, Esquire
Vinson & Elkins LLP
3700 Trammell Crow Center
2001 Ross Avenue
Dallas, TX 75201

OVERNIGHT DELIVERY
(Counsel for State Street Bank and Trust Company)
Jeanne Darcey, Esquire
Palmer & Dodge
111 Huntington Avenue at Prudential Center
Boston, MA 02199-7613

OVERNIGHT DELIVERY
(Counsel to Foothill as Administrative Agent to the Prepetition Lenders) Jeffrey D. Hermann, Esquire
Brobeck, Phleger & Harrison, LLP
550 S. Hope Street
Los Angeles, CA 90071-2604

OVERNIGHT DELIVERY
(Counsel for Fleet Business Credit, LLC)
Kaye Scholer, LLP
Richard G. Smolev, Esquire
425 Park Avenue
New York, NY 10022-3598

OVERNIGHT DELIVERY
(Counsel for Silicon Valley Bank)
Leo D. Plotkin, Esquire
Levy, Small & Lallas
815 Moraga Drive
Los Angeles, CA 90049

OVERNIGHT DELIVERY
(Lender Parties Counsel for Wells Fargo)
HSBC Trade Bank
Craig A. Barbarosh, Esquire
Pillsbury Winthrop, LLP
650 Town Center Drive, 7th Floor
Costa Mesa, CA 92626-7122

OVERNIGHT DELIVERY
(Lender Parties Local Counsel for Wells Fargo)
Natalie Ramsey, Esquire
Montgomery, McCracken, Walker & Rhoads LLP
123 South Broad
Philadelphia, PA 19109

FIRST CLASS MAIL
Lawrence J. McSwiggan
Heller Ehrman White & McAuliffe LLP
275 Middlefield Road
Menlo Park, CA 94025-3506

MISCELLANEOUS:
02-12740-JKF Peregrine Systems, Inc.

                             U.S. BANKRUPTCY COURT

                              DISTRICT OF DELAWARE

Notice of Electronic Filing

The following transaction was received from McFarland, Scotta Edelen entered on 3/28/2003 at 8:06 PM EST and filed on 3/28/2003
CASE NAME:       Peregrine Systems, Inc.
CASE NUMBER:     02-12740-JKF
DOCUMENT NUMBER: 1407

DOCKET TEXT:
Debtor-In-Possession Monthly Operating Report for Filing Period January 1,
2003 - January 31, 2003 for Peregrine Remedy, Inc. (Case No. 02-12741) Filed by Peregrine Systems, Inc. (Attachments: # (1) Affidavit) (McFarland, Scotta)

The following document(s) are associated with this transaction:

DOCUMENT DESCRIPTION:Main Document
ORIGINAL FILENAME:\\PSZY1_DE\Data\EFileDocuments\Peregrine\3-28-03\SEM\MORPRI
\PRI.pdf
ELECTRONIC DOCUMENT STAMP:
[STAMP bkecfStamp_ID=983460418 [Date=3/28/2003] [FileNumber=1436691-0]
[64ef8dee8a18c4e4cab1a0ac0ddddeef4a5bad3516c43a2991531516703bd9e1d008
2379085222d655518342c706065a2b308af385e450b82a129f42e46f37ae]]
DOCUMENT DESCRIPTION:Affidavit
ORIGINAL FILENAME:\\PSZY1_DE\Data\EFileDocuments\Peregrine\3-28-03\SEM\MORPRI
\PRIAff.pdf
ELECTRONIC DOCUMENT STAMP:
[STAMP bkecfStamp_ID=983460418 [Date=3/28/2003] [FileNumber=1436691-1]
[92dd7eabdc0a276e6eef71a3f03259d80bc94855116d68644cea5280289af2f5af2f
33f33f1b2ff711090c1e8b408b39105b7241f349dbc4f00ecc6f113ade21]]

02-12740-JKF NOTICE WILL BE ELECTRONICALLY MAILED TO:

William Pierce Bowden  wbowden@ashby-geddes.com;rxza@ashby-geddes.com

Charles J. Brown  bankruptcyemail@elzufon.com

Noel C. Burnham   nburnham@mmwr.com,
bankruptcy@mmwr.com;jperri@mmwr.com;imarch@mmwr.com

Timothy Patrick Cairns  bankruptcy@ycst.com,

William E. Chipman Jr.  bankruptcydel@gtlaw.com

M. Blake Cleary   bankruptcy@ycst.com